Financial Data

SBC Communications Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts

Unaudited	Three Months Ended
	3/31/05	3/31/04	% Chg

Operating Revenues
Voice	$5,086	$5,213	-2.4%
Data	2,824	2,647	6.7%
Long-distance voice	901	749	20.3%
Directory advertising	946	962	-1.7%
Other	491	441	11.3%

Total Operating Revenues	10,248	10,012	2.4%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,397	4,227	4.0%

Selling, general and administrative	2,470	2,346	5.3%

Depreciation and amortization	1,825	1,923	-5.1%

Total Operating Expenses	8,692	8,496	2.3%

Operating Income	1,556	1,516	2.6%

Interest Expense	353	232	52.2%

Interest Income	109	116	-6.0%

Equity in Net Income (Loss) of Affiliates	(58)	592	-

Other Income (Expense) - Net	47	861	-94.5%

Income Before Income Taxes	1,301	2,853	-54.4%

Income Taxes	416	942	-55.8%

Income From Continuing Operations	885	1,911	-53.7%

Income From Discontinued Operations, net of tax	-	26	-

Net Income	$885	$1,937	-54.3%

Basic Earnings Per Share:
Income from Continuing Operations	$0.27	$0.58	-53.4%
Net Income	$0.27	$0.59	-54.2%
Weighted Average Common
Shares Outstanding (000,000)	3,303	3,308	-0.2%
Diluted Earnings Per Share:
Income from Continuing Operations	$0.27	$0.58	-53.4%
Net Income	$0.27	$0.58	-53.4%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	3,315	3,323	-0.2%

Financial Data
SBC Communications Inc.
Statements of Segment Income
Dollars in millions

Unaudited
Three Months Ended
Wireline	3/31/05	3/31/04	% Chg

Segment Operating Revenues
Voice	$5,086	$5,213	-2.4%
Data	2,824	2,647	6.7%
Long-distance voice	901	749	20.3%
Other	478	431	10.9%

Total Segment Operating Revenues	9,289	9,040	2.8%

Segment Operating Expenses
Cost of sales	4,182	4,021	4.0%

Selling, general and administrative
Selling	1,662	1,663	-0.1%
General and administrative	621	520	19.4%

Selling, general and administrative	2,283	2,183	4.6%

Depreciation and amortization	1,798	1,898	-5.3%

Total Segment Operating Expenses	8,263	8,102	2.0%

Segment Income	$1,026	$938	9.4%

Cingular *

Segment Operating Revenues
Service revenues	$7,419	$3,583	-
Equipment sales	810	384	-

Total Segment Operating Revenues	8,229	3,967	-

Segment Operating Expenses
Cost of services and equipment sales	3,439	1,492	-
Selling, general and administrative	3,001	1,372	-
Depreciation and amortization	1,675	553	-

Total Segment Operating Expenses	8,115	3,417	-

Segment Operating Income	114	550	-79.3%

Other Income (Expense) - Net	(332)	(329)	-0.9%

Segment Income (Loss)	$(218)	$221	-

* Results reflect 100% of Cingular Wireless’ actual results

Directory

Segment Operating Revenues	$929	$938	-1.0%

Segment Operating Expenses
Cost of sales	241	228	5.7%

Selling, general and administrative
Selling	103	86	19.8%
General and administrative	99	96	3.1%

Selling, general and administrative	202	182	11.0%

Depreciation and amortization	2	3	-33.3%

Total Segment Operating Expenses	445	413	7.7%

Segment Operating Income	484	525	-7.8%

Equity in Net Income (Loss) of Affiliates	(1)	-	-

Segment Income	$483	$525	-8.0%

International

Segment Operating Revenues	$3	$5	-40.0%

Segment Operating Expenses	7	12	-41.7%

Segment Operating Income (Loss)	(4)	(7)	42.9%

Equity in Net Income of Affiliates	74	452	-83.6%

Segment Income	$70	$445	-84.3%

Financial Data

SBC Communications Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts

Unaudited	3/31/05	12/31/04

Assets
Current Assets
Cash and cash equivalents	$427	$760
Short-term investments	35	99
Accounts receivable - net of allowances for
uncollectibles of $953 and $881	5,268	5,480
Prepaid expenses	904	746
Deferred income taxes	552	566
Other current assets	828	890

Total current assets	8,014	8,541

Property, plant and equipment - at cost	136,770	136,177
Less: accumulated depreciation and amortization	87,459	86,131

Property, Plant and Equipment - Net	49,311	50,046

Goodwill	1,768	1,625
Investments in Equity Affiliates	1,867	1,798
Investments in and Advances to Cingular Wireless	32,949	33,687
Other Assets	13,037	13,147

Total Assets	$106,946	$108,844

Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$6,175	$5,734
Accounts payable and accrued liabilities	9,083	10,038
Accrued taxes	1,267	1,787
Dividends payable	1,066	1,065
Liabilities of discontinued operations	-	310

Total current liabilities	17,591	18,934

Long-Term Debt	20,937	21,231

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	15,380	15,621
Postemployment benefit obligation	9,233	9,076
Unamortized investment tax credits	182	188
Other noncurrent liabilities	3,219	3,290

Total deferred credits and other noncurrent liabilities	28,014	28,175

Stockholders’ Equity
Common shares issued ($1 par value)	3,433	3,433
Capital in excess of par value	12,726	12,804
Retained earnings	29,171	29,352
Treasury shares (at cost)	(4,332)	(4,535)
Additional minimum pension liability adjustment	(190)	(190)
Accumulated other comprehensive income	(404)	(360)

Total stockholders’ equity	40,404	40,504

Total Liabilities and Stockholders’ Equity	$106,946	$108,844

Financial Data

SBC Communications Inc.
Consolidated Statement of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents

Unaudited	Three Months Ended
3/31/05	3/31/04

Operating Activities
Net income	$885	$1,937
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	1,825	1,923
Undistributed earnings from investments in equity affiliates	74	(496)
Provision for uncollectible accounts	239	231
Amortization of investment tax credits	(6)	(8)
Deferred income tax expense	(37)	466
Net gain on sales of investments	(66)	(889)
Income from discontinued operations, net of tax	-	(26)
Retirement benefit funding	-	(232)
Changes in operating assets and liabilities:
Accounts receivable	(27)	150
Other current assets	(97)	(33)
Accounts payable and accrued liabilities	(1,469)	(986)
Other - net	(65)	(39)

Total adjustments	371	61

Net Cash Provided by Operating Activities	1,256	1,998

Investing Activities
Construction and capital expenditures	(1,050)	(936)
Investments in affiliates - net	596	-
Purchases of held-to-maturity securities	-	(79)
Maturities of held-to-maturity securities	64	130
Dispositions	73	2,179
Acquisitions	(169)	-
Proceeds from note repayment	37	50

Net Cash Provided by (Used in) Investing Activities	(449)	1,344

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	761	-
Repayment of long-term debt	(572)	(142)
Issuance of treasury shares	47	63
Dividends paid	(1,066)	(1,034)

Net Cash Used in Financing Activities	(830)	(1,113)

Net increase (decrease) in cash and cash equivalents
from continuing operations	(23)	2,229

Net increase (decrease) in cash and cash equivalents
from discontinued operations	(310)	46

Net increase (decrease) in cash and cash equivalents	(333)	2,275

Cash and cash equivalents beginning of year	760	4,806

Cash and Cash Equivalents End of Year	$427	$7,081

Non-GAAP Financial Data

SBC Communications Inc.
Supplemental Consolidated Income Statements
Dollars in millions

Unaudited
Three Months Ended
3/31/05	3/31/04	% Chg

Total Operating Revenues	$18,343	$13,831	32.6%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	7,702	5,563	38.5%

Selling, general and administrative	5,471	3,718	47.1%

Depreciation and amortization	3,500	2,475	41.4%

Total Operating Expenses	16,673	11,756	41.8%

Operating Income	1,670	2,075	-19.5%

Interest Expense	600	342	75.4%

Interest Income	36	30	20.0%

Minority Interest	71	(121)	-

Equity in Net Income of Affiliates	88	351	-74.9%

Other Income (Expense) - Net	49	863	-94.3%

Income Before Income Taxes	1,314	2,856	-54.0%

Income Taxes	429	945	-54.6%

Income From Continuing Operations	885	1,911	-53.7%
Income From Discontinued Operations, net of tax	-	26	-

Net Income	$885	$1,937	-54.3%

As required by GAAP rules for joint ventures, SBC reflects Cingular’s results in the Equity in Net Income of Affiliates line of its Consolidated Statements of Income rather than in revenues and expenses. To facilitate peer comparisons, and in recognition of SBC’s majority economic ownership of the nation’s largest wireless provider and Cingular’s increased significance to SBC’s overall operations, SBC provides a supplemental consolidated income statement that includes full consolidation of Cingular’s operating results. This supplemental information also includes reconciliations to SBC’s Consolidated Statements of Income on the following page.

Non-GAAP Financial Data Reconciliation

SBC Communications Inc.
Supplemental Consolidated Income Statements
For the Three Months Ended 3/31/2005 Dollars in millions

Unaudited	Reported	Non-GAAP

SBC	Cingular	Consolidating Adjustments	Supplemental Consolidated

Total Operating Revenues	$10,248	$8,229	$(134)	$18,343

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,397	3,439	(134)	7,702

Selling, general and administrative	2,470	3,001	-	5,471

Depreciation and amortization	1,825	1,675	-	3,500

Total Operating Expenses	8,692	8,115	(134)	16,673

Operating Income	1,556	114	-	1,670

Interest Expense	353	338	(91)	600

Interest Income	109	18	(91)	36

Minority Interest	-	(16)	87	71

Equity in Net Income (Loss) of Affiliates	(58)	2	144	88

Other Income (Expense) - Net	47	2	-	49

Income Before Income Taxes	1,301	(218)	231	1,314

Income Taxes	416	22	(9)	429

Income From Continuing Operations	885	(240)	240	885
Income From Discontinued Operations, net of tax	-	-	-	-

Net Income	$885	$(240)	$240	$885

For the Three Months Ended 3/31/2004 Dollars in millions

Unaudited	Reported	Non-GAAP

SBC	Cingular	Consolidating Adjustments	Supplemental Consolidated

Total Operating Revenues	$10,012	$3,967	$(148)	$13,831

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,227	1,492	(156)	5,563

Selling, general and administrative	2,346	1,372	-	3,718

Depreciation and amortization	1,923	553	(1)	2,475

Total Operating Expenses	8,496	3,417	(157)	11,756

Operating Income	1,516	550	9	2,075

Interest Expense	232	198	(88)	342

Interest Income	116	2	(88)	30

Minority Interest	-	(27)	(94)	(121)

Equity in Net Income (Loss) of Affiliates	592	(108)	(133)	351

Other Income (Expense) - Net	861	2	-	863

Income Before Income Taxes	2,853	221	(218)	2,856

Income Taxes	942	6	(3)	945

Income From Continuing Operations	1,911	215	(215)	1,911
Income From Discontinued Operations, net of tax	26	-	-	26

Net Income	$1,937	$215	$(215)	$1,937